UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2010

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 Effective February 24, 2010, the J. C. Penney Company, Inc. (“Company”) Board of Directors amended Article V, Section 1 of the Company's Bylaws to clarify that, in addition to the Chairman of the Board, the principal officers of the Company shall include such other officers as the Board of Directors shall elect in accordance with the Bylaws.

A copy of the Company's Bylaws, as amended, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01                      Other Events.

On February 24, 2010, the Board of Directors of the Company adopted a Lead Independent Director Policy (the “Policy”). Thomas J. Engibous, the Board’s current Presiding Director, was initially elected Lead Director for a term expiring at the 2012 Annual Meeting of Stockholders.

A copy of the Policy is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibit 3.1 Exhibit 99.1	J. C. Penney Company, Inc. Bylaws, as amended to February 24, 2010 J. C. Penney Company, Inc. Lead Independent Director Policy adopted February 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Janet L. Dhillon Janet L. Dhillon Executive Vice President,
General Counsel and Secretary

Date:  March 1, 2010

EXHIBIT INDEX

Exhibit Number                        Description

3.1                                  J. C. Penney Company, Inc. Bylaws, as amended to February 24, 2010

99.1	J. C. Penney Company, Inc. Lead Independent Director Policy adopted February 24, 2010